Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETED ASTERISKS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXECUTION VERSION

AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT OF

CONA SERVICES LLC

This AMENDMENT NO. 1 TO LIMITED LIABILITY COMPANY AGREEMENT OF CONA SERVICES LLC (this “Amendment”), is entered into this 6th day of April, 2016 by each Person listed on the signature page hereto (individually, a “Party” and collectively, the “Parties”) and made effective as of April 2, 2016.

BACKGROUND

The Parties are parties to that certain Limited Liability Company Agreement of CONA Services LLC (the “Company”), dated as of January 27, 2016 (the “LLC Agreement”).

The Company is entering into an asset purchase agreement with Coca-Cola Refreshments USA, Inc., dated as of the date hereof (the “Asset Purchase Agreement”), under the terms of which the Company will deliver the CCR Note.

The Parties have agreed to amend the LLC Agreement to provide that the Company will [***], and to make the other changes to the LLC Agreement set forth below.

All capitalized terms used but not defined in this Amendment have the meanings given to such terms in the LLC Agreement.

In consideration of the premises and the mutual covenants contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the LLC Agreement is amended as follows:

1.[***].  Section 3.2(c) of the LLC Agreement is hereby deleted and replaced in its entirety with the following:

(c)[***].

2.[***].  A new sentence is hereby added to the end of Section 6.2(g) of the LLC Agreement as follows:

Notwithstanding the foregoing, the Director designated by [***].

3.Dissolution.  Section 10.1(a) of the LLC Agreement is hereby deleted and replaced in its entirety with the following:

(a)the affirmative approval of all of the Directors [***].

4.Transfers of Territory by CCR to Certain Third Parties.  A new Section 11.5 is hereby added to the LLC Agreement as follows:

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

11.5Transfers of Territory by CCR to Certain Third Parties.  If, pursuant to any transaction occurring after the effective date of the CONA Purchase Agreement, CCR grants to any major bottler of Coca-Cola products [***], or any new entrant that will become a major bottler of Coca-Cola products, that operates within North America (other than any Member) rights to (i) manufacture, produce and package, or (ii) market, promote, distribute and sell Coca-Cola products, CCR shall require such bottler or new entrant, as applicable, to implement in such bottler’s operations the CokeOne North America (CONA) information technology platform and enter into a Master Services Agreement with CONA on terms consistent with the provisions of Section 11.4 and will require that the transferee become a Member.  [***].

5.[***].  A new Section 11.6 is hereby added to the LLC Agreement as follows:

11.6[***].

6.No Other Modifications.  Except as expressly set forth in this Amendment, the LLC Agreement shall remain in full force and effect with no further modifications.

7.Entire Agreement. This Amendment embodies the complete agreement and understanding among the Parties with respect to the subject matter hereof, and supersedes and preempts any prior understandings, agreements or representations by or among the Parties, written or oral, that may have related to the subject matter hereof in any way.

8.Counterparts. This Amendment may be executed simultaneously in two (2) or more separate counterparts, any one (1) of which need not contain the signatures of more than one party, but each of which shall be an original and all of which together shall constitute one and the same agreement binding on all the parties hereto.

9.Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.  Any dispute relating hereto shall be heard in the state or federal courts of Delaware, and the parties agree to jurisdiction and venue therein.

[signature pages follow]

[***] – THIS CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this Amendment No. 1 to the Limited Liability Company Agreement of CONA Services LLC as of the date first written above.

THE COCA-COLA COMPANY

By:	/s/ J. Alexander M. Douglas, Jr
	Name:	J. Alexander M. Douglas, Jr.
	Title:	President, Coca-Cola North America

COCA-COLA REFRESHMENTS USA, INC.

By:	/s/ Paul Mulligan
	Name:	Paul Mulligan
	Title:	President

COCA-COLA BOTTLING COMPANY UNITED, INC.

By:	/s/ M. Williams Goodwyn, Jr.
	Name:	M. Williams Goodwyn, Jr.
	Title:	Vice Chairman and Secretary

COCA-COLA BOTTLING COMPANY UNITED, INC.

By:	/s/ James E. Harris
	Name:	James E. Harris
	Title:	Executive Vice President, Business Transformation

[Signature Page to Amendment No. 1 to Limited Liability Company Agreement]

SWIRE PACIFIC HOLDINGS INC. D/B/A SWIRE COCA-COLA USA

By:	/s/ Jack Pelo
	Name:	Jack Pelo
	Title:	Vice President

COCA-COLA BEVERAGES FLORIDA, LLC

By:	/s/ Thomas N. Benford
	Name:	Thomas N. Benford
	Title:	Vice President

GREAT LAKES COCA-COLA DISTRIBUTION, L.L.C.

By:	/s/ Jeff Laschen
	Name:	Jeff Laschen
	Title:	Chief Executive Officer

[Signature Page to Amendment No. 1 to Limited Liability Company Agreement]